                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      EXCEL INDUSTRIES, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
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     (2) Aggregate number of securities to which transaction applies:
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                    [LETTERHEAD]

Dear Fellow Shareholder:

    We recently notified you of the Special Meeting of Shareholders (the "Special Meeting") of Excel Industries, Inc. ("Excel") to be held at the executive offices of Excel, 1120 North Main Street, Elkhart, Indiana, at 9:00 a.m., local time, on March 23, 1999. Today we are notifying you of certain amendments to the matter to be considered at the Special Meeting.

    At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 19, 1999 and amended as described below (the "Merger Agreement") among Dura Automotive Systems, Inc. ("Dura"), Windows Acquisition Corporation ("Sub"), a wholly owned subsidiary of Dura, and Excel. As a result of the Merger, each outstanding share of common stock, no par value per share ("Common Stock"), of Excel will be converted into the right to receive EITHER (1) 0.8 of a share of Dura Class A Common Stock, OR (2) $25.50 in cash; provided that no more than 50% of the outstanding shares of Excel Common Stock will be exchanged for Dura Class A Common Stock and no more than 50% of Excel Common Stock will be exchanged for cash (the "Merger Consideration"). Cash will be paid in lieu of any fractional shares of Dura Class A Common Stock.

    The parties have entered into an Amendment to Agreement and Plan of Merger dated March 9, 1999 (the "Amendment"), a copy of which accompanies this letter. The Amendment consists only of modifications necessary to reflect that Excel will be merged with and into Dura Operating Corp., a Delaware corporation and a wholly-owned subsidiary of Dura, rather than with and into Sub, as previously contemplated. The Merger Consideration has not been amended. This change has been made primarily to facilitate future financings by Dura and for state income tax planning purposes.

    THE BOARD OF DIRECTORS OF EXCEL HAS DETERMINED THAT THE MERGER AGREEMENT IS ADVISABLE AND IN THE BEST INTERESTS OF EXCEL AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS OF EXCEL HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF EXCEL COMMON STOCK VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

    Copies of an amended Notice of Special Meeting and the Amendment accompany this letter.

    It is very important that your shares are represented at the Special Meeting, whether or not you plan to attend in person. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF EXCEL COMMON STOCK IS REQUIRED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. ACCORDINGLY, YOUR FAILURE TO VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. In order to ensure that your vote is represented at the Special Meeting, please sign, date and mail the proxy card previously sent to you. IF YOU HAVE ALREADY MAILED YOUR PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY FURTHER ACTION. YOUR SHARES WILL BE VOTED AS YOU HAVE DIRECTED. You are, of course, welcome to attend the meeting and to vote your shares in person.

    I look forward to seeing you at the Special Meeting.

                                          Sincerely yours,

                                                       [SIGNATURE]

                                          James O. Futterknecht, Jr.

                                          Chairman of the Board and Chief
                                          Executive Officer

March 10, 1999
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                                     [LOGO]

                             EXCEL INDUSTRIES, INC.

                                ---------------

               AMENDED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 23, 1999

                            ------------------------

Dear Shareholder:

    A Special Meeting of Shareholders (the "Special Meeting") of Excel Industries, Inc., an Indiana corporation ("Excel"), will be held at the executive offices of Excel, 1120 North Main Street, Elkhart, Indiana, at 9:00 a.m., local time, on March 23, 1999, for the following purposes:

       (1) To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of January 19, 1999 and amended as of March 9, 1999, among Dura Automotive Systems, Inc., a Delaware corporation ("Dura"), Dura
            Operating Corp. ("Sub"), a Delaware corporation and a wholly owned subsidiary of Dura, and Excel.

       (2) The transaction of such other business, if any, as may properly come before the Special Meeting or at any adjournments or postponements thereof.

    Only holders of record of common stock, no par value (the "Excel Common Stock"), of Excel, at the close of business on February 16, 1999, are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. The affirmative vote of the holders of a majority of the outstanding shares of Excel Common Stock is required for approval and adoption of the Merger Agreement.

                                          By Order of the Board of Directors

                                                  [SIGNATURE]

                                          Joseph A. Robinson, Secretary

March 10, 1999

    PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING THE MANNER IN WHICH YOU WOULD LIKE YOUR SHARES TO BE VOTED, YOUR SHARES WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY FURTHER ACTION. YOUR SHARES WILL BE VOTED AS YOU HAVE DIRECTED.

    THE BOARD OF DIRECTORS OF EXCEL HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EXCEL VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                  AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

    THIS AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (this "AMENDMENT") is made as of March 9, 1999, among Dura Automotive Systems, Inc., a Delaware corporation ("PARENT"), Dura Operating Corp., a Delaware corporation ("DURA OPERATING"), Windows Acquisition Corporation, an Indiana corporation ("WINDOWS") and Excel Industries, Inc, an Indiana corporation (the "COMPANY"), and amends that certain Agreement and Plan of Merger, dated as of January 19, 1999, by and among Parent, Windows and the Company (the "AGREEMENT"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

    WHEREAS, the parties desire that (i) Dura Operating become a party to the Agreement and (ii) Windows cease to be a party to the Agreement; and

    WHEREAS, the parties desire to amend the Agreement as set forth herein.

    NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

    1.  AMENDMENT. The Agreement is hereby amended as follows:

       (a) All references in the Agreement to "Sub" shall mean Dura Operating and Windows shall cease to be a party to the Agreement.

       (b) In Sections 1.1, 1.3, 2.3 and 3.3 of the Agreement, each instance of the phrase "Indiana law" shall be replaced with the phrase "Indiana Law and Delaware law".

       (c) Section 1.2 of the Agreement shall be deleted in its entirety and be replaced by the following:

           "SECTION 1.2 Effective Time. The merger shall become effective when
           (i) the articles of merger (the "Indiana Articles of Merger"), executed in accordance with the relevant provisions of Indiana law, are duly filed with the Secretary of State of the State of Indiana (the "Indiana Secretary") and the certificate of merger (the "Delaware Certificate of Merger," and together with the Indiana Articles of Merger, the "Articles of Merger"), executed in accordance with the relevant provisions of Delaware law, are duly filed with the Secretary of State of Delaware (the "Delaware Secretary"). Upon issuance of a certificate of merger by the Indiana Secretary in accordance with the relevant provisions of Indiana law and a certificate of merger by the Delaware Secretary in accordance with the relevant provisions of Delaware law, the Merger shall be effected (the time of such issuance of a certificate of merger being referred to as the "Effective Time"). The filing of the Articles of Merger by the Company and the Sub shall be made on the date of the Closing (as defined in Section 1.17), or as promptly thereafter as practicable."

       (d) In Section 1.4 of the Agreement, the phrase "except the name of the Surviving Corporation shall be 'Excel Industries, Inc.' shall be deleted in its entirety.

       (e) Clause (a) of Section 1.5 shall be deleted in its entirety and replaced with the following:

           "Each issued and outstanding share of common stock of Sub, par value $.01 per share, at and as of the Effective Time shall remain issued and outstanding.

       (f) In Section 2.1 of the Agreement, the reference in the second sentence thereof to "Indiana" shall be replaced by the word "Delaware".

       (g) In Sections 2.4 and 3.4 of the Agreement, the phrase "the filing of the Articles of Merger with the Secretary" shall be deleted and replaced with the phrase "the filing of the Indiana Articles of Merger with the Indiana Secretary and the Delaware Certificate of Merger with the Delaware Secretary".

                                       1
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       (h) Section 2.18 of the Agreement shall be deleted in its entirety and be replaced by the phrase "[Intentionally Omitted]".

    2. GOVERNING LAW; SEVERABILITY. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. If it is determined by a court of competent jurisdiction that any provision of this Amendment is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

    3. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together shall constitute one agreement. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

                                     * * * * *

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                DURA AUTOMOTIVE SYSTEMS, INC.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                WINDOWS ACQUISITION CORP.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                DURA OPERATING CORP.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                EXCEL INDUSTRIES, INC.

                                By:  /s/ JOSEPH A. ROBINSON
                                     -----------------------------------------

                                Its: Senior Vice President and
                                     Chief Financial Officer
                                     -----------------------------------------

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